Exhibit 10.10

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,
MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FOURTH AMENDMENT TO
CONTRACT ALFALFA PRODUCTION SERVICES AGREEMENT

This Fourth Amendment to Contract Alfalfa Production Services Agreement (this "Amendment") is made this 2nd day of August, 2018, by and between Pioneer Hi-Bred International, Inc., an Iowa corporation ("Pioneer"), and S&W Seed Company, a Nevada corporation ("Contractor") Pioneer and Contractor are collectively referred to herein as the "Parties" and each individually as a "Party".

WHEREAS, the Parties entered into that certain Contract Alfalfa Production Services Agreement dated December 31, 2014 (as thereafter amended from time to time, the "Agreement").

WHEREAS, the Parties now wish to amend the Agreement as provided in this Amendment.

WHEREAS, the parties did not contemplate their failure to complete the prior intended transfer of Pioneer's transgenic germplasm to S&W when completing the Third Amendment to the Distribution Agreement dated June 23, 2017.

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the Parties hereby agree as follows:

1. As used in this Amendment, capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

2. Section 2(B) of the Agreement shall be amended by inserting a new sub-paragraph (iv):

(iv) For calendar year 2018, the Contracted Amount (the "2018 Contracted Amount") shall equal the number of Units of Alfalfa Varieties Meeting the Specifications and produced from the acres specified in Exhibit F.

3. Section 15(A) of the Agreement shall be amended by deleting the text therein in its entirety and inserting the following in lieu thereof:

This Agreement shall be effective as of the date first written above and, unless terminated as set forth below in Section 15 (B) or Section 15(C), shall continue until May 31, 2019. Notwithstanding anything herein to the contrary, the parties acknowledge and agree that from the first date written above through the expiration or earlier termination of this Agreement: (i) Contractor shall conduct activities to complete the Production Services (inclusive of Field Services) with respect to the 2018 Contracted Amounts; (ii) Contractor shall not further engage in any future production with respect to any Alfalfa Varieties; (iii) Contractor shall not enter into any new, or amend, modify or terminate any existing Grower Contract or New Grower Contract without the prior written consent of Pioneer; (iv) Compensation of $[***] per [***] (of [***]) shall be due and payable by Pioneer with respect to the performance by Contractor of the services under the Agreement during the period commencing the date first written above and ending on the expiration or earlier termination of this Agreement; and (v) Contractor shall, in all events, remain

[***] = CONFIDENTIAL TREATMENT REQUESTED

liable for, and shall satisfy, pay and discharge, all amounts due and payable to any grower under any Grower Contract. (vi) Contractor will add an additional $[***] per [***] (of [***]) to cover the [***] that [***] agreed to pay, on [***], in the ***]. Total cost per unit to [***] will be $[***]. The additional $[***] per unit is a [***] to the [***]. Furthermore, S&W and Pioneer agree that [***] is currently [***] in the amount of $[***] for the [***] of [***] delivered to [***] from crop year 2017; the total [***] amount will consist of the amount derived from the [***], plus $[***]. [***] will begin [***] to the [***] on [***], for [***] reported [***] sales of [***] and [***] commencing with [***] sales for calendar 2018. [***] will continue to [***] until the [***], after which time [***] will have no further obligation to [***] to the [***] on [***] for [***] products.

4. Exhibit F, shall be replaced with a new Exhibit F attached to this Amendment.

5. This Amendment shall be effective as of the date first written above.

6. In case of any inconsistencies between the terms and conditions contained in this Amendment and the terms and conditions contained in the Agreement, the terms and conditions of this Amendment shall control.

7. Except as set forth in this Amendment, (a) all provisions of the Agreement shall remain unmodified and in full force and effect and (b) nothing contained in this Amendment shall amend, modify or otherwise affect the Agreement or any Party's rights or obligations contained therein.

8. This Amendment shall be governed by the substantive laws of the State of Iowa, without regard to its conflicts of laws principles. Any controversy or claim arising out of or relating to this Amendment shall be handled in accordance with Section 16 of the Agreement.

9. This Amendment (along with the Agreement and the other Transaction Documents (as such term is defined in the APSA)) supersedes all prior agreements between the Parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the Patties with respect to its subject matter.

10. All of the terms and provisions of this Amendment shall inure to the benefit of and be binding upon the Patties and their respective successors and permitted assigns.

11. This Amendment may be executed in any number of counterparts (including via facsimile or portable document format (PDF)), each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

Signature Page Follows

[***] = CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the date first above written.

PIONEER HI-BRED INTERNATIONAL, INC. By: /s/ Curt Clausen Name: Curt Clausen Title: Director, Global Forages	S&W SEED COMPANY By: /s/ Robin Newell Name: Robin Newell Title: V.P., N. America Sales

Exhibit F
2018 Contracted Amounts

Variety Name	Original Agreement Number	Operator Name	Field State	Est Acres Planted
[***]	[***]	[***]	[***]	[***]

[***] = CONFIDENTIAL TREATMENT REQUESTED